Exhibit 32-2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo Ehrlich, Chief Financial  Officer of Cellceutix Corporation, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the such Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended March 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of Cellceutix Corporation.

CELLCEUTIX CORPORATION

By:	/s/ Leo Ehrlich
Leo Ehrlich
Date: May 17, 2010	Chief Financial Officer
(principal financial officer and duly authorized officer)